THE AVALON CAPITAL APPRECIATION FUND

                 A Series of The Avalon Fund of Ann Arbor, Inc.

                          1350 Highland Drive, Suite A
                               Ann Arbor, MI 48108
                                 1-877-228-2566

                (Information, Shareholder Services and Requests)

                                   PROSPECTUS

                                 October 6, 1998


The Avalon Fund of Ann Arbor, Inc. (the "Company") is a newly organized, diversified open-end management investment company that currently consists of one portfolio, The Avalon Capital Appreciation Fund (the "Fund"). The Fund's objective is long-term growth through capital appreciation. The Fund seeks to achieve its objective by primarily investing in the common stock of companies that are traded on the New York Stock Exchange ("NYSE"), American Stock Exchange ("ASE") and the NASDAQ. Questar Capital Corporation is the Fund's Manager and Investment Adviser ("Manager" or "Adviser").

The Fund currently offers a single class of shares, Class A shares. Class A shares are sold subject to a maximum initial sales charge of 4.75%, and are also subject to a maximum annual Rule 12b-1 fee of 1.00%.

This Prospectus concisely sets forth information you ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the United States Securities and Exchange Commission (the "SEC") dated October 6, 1998, which is incorporated herein by reference and which can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file material electronically with the SEC.

This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U. S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                TABLE OF CONTENTS

Summary of Fees and Expenses ........................................

The Fund ............................................................

Investment Objectives and Policies ..................................

Risks ...............................................................

Performance Information .............................................

Management of the Fund ..............................................

Valuing Fund Shares .................................................

How to Purchase Shares ..............................................

Additional Information About Purchases...............................

How to Redeem Shares ................................................

Small Accounts ......................................................

Shareholder Services ................................................

Distributions and Taxes .............................................

Plan of Distribution.................................................

General Information .................................................

                          SUMMARY OF FEES AND EXPENSES

The following summary is provided to assist you in understanding the various costs and expenses a shareholder in the Fund could bear directly and indirectly. Annual operating expenses are shown as a percentage of average daily net assets. Because shares of the Fund were not offered prior to the date of this prospectus, annual operating expenses of the Fund are based on estimated expenses. Shareholder transaction expenses for the Fund are expressed as a percentage of the public offering price, cost per transaction or as otherwise noted. This Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

Shareholder Transaction Expenses
--------------------------------
Maximum sales charge on purchases                                      4.75%
Maximum deferred sales charge imposed on redemption                    0.00%
Maximum sales charge imposed on dividend reinvestment                  0.00%
Redemption Fees                                                        0.00%

Account Closing Fee                                                   $10.00

Annual Fund Operating Expenses (as a percentage of average net assets)
Investment Advisory Fee                                                0.50%
Operating Services Fee                                                 1.45%
Rule 12b-1 Fees                                                        1.00%*
Other Expenses (estimated)                                             0.05%
                                                                      ------
Total Fund Operating Expenses                                          3.00%
(before any expense reimbursements)                                   ======

* You should be aware that long-term shareholders may pay more than the economic equivalent of the maximum sales charge allowed by the National Association of Securities Dealers ("NASD").

The Investment Advisory Fee and the Operating Services Fee cover all services normally to be provided to the Fund, except for legal fees relating to litigation, taxes, interest, brokerage commissions and extraordinary expenses. Accordingly, these two fees serve to place a cap or ceiling on the Fund's ordinary operating expenses at 2.95% of daily net asset value of the Fund. The Advisor has voluntarily agreed to waive receipt of its fees and/or absorb certain expenses of the Fund, to the extent possible, to insure that the Fund's "Other Expenses" do not exceed the designated maximum amount shown above. Because this is a new Fund without an operating history, these expenses are estimates, and you should be aware that "Other Expenses" may be higher or lower than the estimated amount. See "Management of the Fund".

                 Hypothetical Example of Effect on Fund Expenses

You would pay the following expenses on a $1,000 investment if, for each year for the next three years, Fund expenses are as described above and annual return is assumed to be 5%. The figures set forth below include deduction of the maximum sales charge (4.75%) at the time of initial investment.

                                                    1 Year              3 Years

Assuming a complete redemption
at end of period ..........................          $ 95                $ 153
Assuming no redemption
at end of period ..........................          $ 85                $ 143

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Included in these  estimates is the account  closing fee of $10 for each period.
This is a flat charge that does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses would be substantially lower in percentage terms than this illustration. The above examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

                                    THE FUND

The Avalon Capital Appreciation Fund (the "Fund") was organized as a series of The Avalon Fund of Ann Arbor, Inc. (the "Company") on March 24, 1998, and commenced operations on October 6, 1998. The Company was organized as a Maryland Corporation on March 17, 1998. This Prospectus offers Class A shares of the Fund only. Each share represents an undivided, proportionate interest in the Fund. The Investment Advisor to the Fund is Questar Capital Corporation (the "Advisor"). The Fund's address is 1350 Highland Drive, Suite A, Ann Arbor, MI 48108.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund is a diversified mutual fund who's fundamental investment objective is to seek long-term growth through capital appreciation. The Fund seeks to achieve its objective by investing primarily in the common stock of companies traded on the NYSE, ASE, and the NASDAQ. In selecting investments for the Fund, the Advisor will adopt a contrarian approach to investing. This means that the Advisor will analyze the market with a view towards taking an investment position that is contrary to the positions taken by a majority of other similarly situated investors. The Advisor will take such positions when the Advisor feels that a particular security is vulnerable to a sudden price decline due to its stock price being artificially upheld by unreasonable investor perception, or when the Advisor feels that a security should be purchased because it is undervalued by the investor community. In implementing such an approach, the Advisor will allocate Fund Assets among securities of particular issuers and industry groups, based on the Advisor's analysis as to the best values then currently available in the marketplace. In order for the Advisor to choose a security for inclusion in the Fund, the security must normally have the following four characteristics: (1) A low price-to-earnings ratio based upon the trailing twelve months earnings. The P/E ratio should be lower than the Standard and Poors 500; (2) A strong balance sheet; (3) A solid business which can be understood by the Advisor; and (4) A catalyst event which will, in the Advisor's opinion, increase the value of the shares. In selecting investments for the Fund, the Advisor will also consider industry diversification as an important factor, and the Advisor's investments in certain industries are likely to be adjusted from time to time due to the outlook for earnings in certain sectors. The Advisor may also take a short position in certain companies when, in the Advisor's opinion, such companies are excessively overvalued in relation to their peer group. (See "Risks" at page ____ of this Prospectus for a more detailed discussion of short sales).

Under normal circumstances, the Fund will invest substantially all of its assets in equity securities of large (over $2 billion in market capitalization), medium (under $2 billion in market capitalization), and small companies (under $500 million in market capitalization). Investments in smaller companies may involve greater risks than are associated with investments in larger companies because smaller companies may be more likely to experience financial difficulties due to limited product lines and market diversification, fewer financial resources, and lack of management depth.

Diversification means limiting the amount of Fund assets invested in any one issuer and limiting the amount of Fund assets invested in any one industry, thereby reducing the risks of losses incurred by that issuer or industry.

Although the Fund invests primarily in common stock, it may also ordinarily invest a portion of its assets in cash or cash equivalents such as obligations issued or guaranteed by the U. S. Government, its agencies and/or instrumentalities ("U.S. Government securities"), or high quality money market instruments such as notes, certificates of deposit or bankers acceptances. The Advisor may determine that it is appropriate to assume a temporary defensive posture in the market, in which case, the Fund may invest up to 100% of its assets in these instruments.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 10% of its net assets in securities that the Advisor determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of lack of available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Advisor's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

OPTIONS ON SECURITIES. The Fund may write (i.e. sell) covered put and call options, and may purchase put and call options, on securities traded on a United States exchange or properly regulated over-the-counter market. Such options can include long-term options with duration of up to three years. The Fund may use options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. The Fund may enter into options transactions so long as the value of the underlying securities on which options may be written at any one time does not exceed 100% of the net assets of the Fund.

RISK FACTORS. The primary risks associated with the use of options are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option, and (2) the possible lack of a liquid secondary market for an options contract and the resulting inability of the Fund to close out the position prior to the maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a position will be minimized by entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market.

REAL ESTATE. The Fund will not invest in real estate directly, although it may invest, from time to time, in the securities issued by real estate investment trusts that are traded on one of the principal U.S. stock exchanges.

PORTFOLIO TURNOVER. The Fund intends to buy and sell securities without regard to the length of time they have been held. However, the Fund does not expect its portfolio turnover rate to exceed 75% for its first fiscal year. High portfolio turnover rates increase transaction costs and the possibility of realizing capital gains.

FUNDAMENTAL INVESTMENT POLICIES. Fundamental Investment policies may not be changed without a vote of the holders of a majority of the Fund's shares. All other investment policies of the Fund may be changed without shareholder approval. The Fund's investment objective, to seek long-term growth through capital appreciation, is a fundamental policy. Additional fundamental policies are:

(1) with respect to 75% of its assets, the Fund may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer;
(2) the Fund may not invest more than 25% of its total assets in any one industry or one company; and
(3) the Fund may only borrow for temporary or emergency purposes, which borrowings may not exceed 5% of its total assets.

(See  "Investment   Policies  and  Restrictions"  in  the  Fund's  Statement  of
Additional Information for a more detailed discussion of the Fund's investment policies.)

                                      RISKS

The Fund may be appropriate for long-term, relatively aggressive investors who understand the potential risks and rewards of investing in common stocks. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political, and economic news. Over the short-term, stock prices can fluctuate dramatically in response to these factors. However, over longer time periods, stocks, although more volatile, have historically shown greater growth potential than other investments. The Fund is not, in itself, a balanced investment plan, and the Fund's lack of an operating history may present certain additional risks. Further, the Advisor may take a short position in a company when, in the Advisor's opinion, the company is excessively overvalued relative to its peer group. Short sales involve selling a security that the Fund does not presently own with the expectation of purchasing that security in the future at a lower price. The primary risks involved in short sales include losses due to the price of the security rising instead of falling, resulting in a loss to the Fund when the short sale is covered, the potential inability of the Fund to borrow shorted securities in order to effect delivery, and the possibility of losses due to excessive borrowing costs associated with borrowing the securities. To minimize these risks, the Advisor will only enter into short sales to the extent that such sales do not exceed 25% of the Funds assets, will engage in such transaction only with brokers with whom it has entered into agreements allowing the Fund to simultaneously borrow the shorted security, and will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, in an amount equal to the aggregate fair market value of its commitments to such transactions. The value of the Fund's shares will fluctuate to a greater degree than the shares of funds utilizing more conservative investment techniques, or those having as investment objectives the conservation of capital and/or the realization of current income. When you sell your Fund shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.

The Company is aware of a potential problem that may occur when the year changes from 1999 to 2000. Many computers and computer programs have been built where dates are calculated using only two digits. As a result, these computers and programs cannot tell the difference between 1900 and 2000, and when the year changes from 1999 to 2000, there may be significant problems. The Company has taken steps to address this problem, specifically by entering into contracts only with vendors who are aggressively addressing the problem and by updating the Company's own systems to address the problem. As of the date of this filing, the Company does not foresee "The Year 2000 Problem" as having any significant negative impact on the Company or the Fund.

                             PERFORMANCE INFORMATION

The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

The Fund's "yield" refers to the income generated by an investment in the fund over a thirty day (or one month) period (which period will be stated). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of the month. This income is then "annualized." That is, the amount of income generated by the investment during that thirty-day period is assumed to be generated each month over a twelve month period and is shown as a percentage of the investment.

For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based on the stated dividend rate of each equity security in the Fund's portfolio, and all recurring charges are recognized.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc.(R) or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poors Composite Index of 500 Stocks(R) ("S&P 500(R)"), a widely recognized, unmanaged index of common stock prices.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. Overall responsibility for the management and supervision of the Fund rests with the Company's Board of Directors. The Directors approve all significant agreements between the Fund and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment advisor and administrator. The day-to-day operations of the Fund are delegated to the Advisor. The Statement of Additional Information contains background information regarding each of the Company's Directors and Executive Officers.

MANAGEMENT AGREEMENTS. Questar Capital Corporation (the "Advisor") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition, the Advisor has entered into an Operating Services Agreement (the "Services Agreement") with the Fund to provide virtually all day-to-day operational services to the Fund. As is further explained below, the combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary operating expenses at 2.95% of daily net asset value of the Fund, excepting brokerage, interest, taxes, litigation, and other extraordinary expenses.

THE ADVISOR. Questar Capital Corporation (the "Advisor"), 1350 Highland Drive, Suite A, Ann Arbor, MI 48108, under an Investment Advisory Agreement with the Fund, furnishes investment advisory services to the Fund. The Advisor is a Michigan corporation and has been registered as an investment advisor with the SEC and the State of Michigan. The Advisor has no previous experience advising a mutual fund, and this may result in additional risks to the Fund.

INVESTMENT ADVISORY AGREEMENT. Under the terms of the Advisory Agreement, the Adviser, subject to the supervision of the Board of Directors, will manage the investment operations of the Fund in accordance with the Fund's investment policies. In consideration of the Adviser's investment advisory services, the Fund will pay to the Adviser on the last day of each month a fee equal to 0.50% of average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund. Mr. John H. Gakenheimer is the principal owner of and controls the Advisor.

Mr. Richard K. Mastain is portfolio manager for the Fund and is responsible for its day-to-day investment management. Mr. Mastain enjoys over 16 years experience in the financial services industry, having begun his career with Scudder, Stevens & Clark in 1982. Mr. Mastain has been portfolio manager for Pacific Century Advisors, Prudential Asset Management Company, and he was most recently managing director of Dreman Value Advisors. From 1993 to 1997, Dreman Value Advisors' performance was rated in the top 15% of its peer group. Mr. Mastain graduated from Bowdoin University in 1974. He holds series 6, 7, 24, 63 and 67 securities licenses.

Shareholders should understand that while Mr. Mastain has extensive experience advising managing investment company securities, the Fund has no operating history, and this may pose additional risks. Questar Capital Corporation has been Investment Advisor to the Fund since inception.

The Advisor furnishes an investment program for the Fund, determines, subject to the overall supervision and review of the Board of Directors of the Company, what investments should be purchased, sold and held, and makes changes on behalf of the Company in the investments of the Fund.

OPERATIONAL SERVICES AGREEMENT. Under the terms of the Services Agreement, the Advisor, subject to the supervision of the Board of Directors, will provide day-to-day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, shareholder reporting, principal underwriting, sub-accounting and record keeping services. The Services Agreement provides that the Advisor pays all fees and expenses associated with these and other functions, including, but not limited to, expenses of legal compliance, shareholder communications, and meetings of the shareholders. The Fund will pay to the Adviser on the last day of each month a fee equal to pay to 1.45% of the average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund. The Advisor has entered into an Investment Company Services Agreement with Declaration Service Company to provide Transfer Agent and essentially all administrative services for the Fund.

From time to time, the Advisor may waive receipt of its fees and/ or voluntarily assume certain fund expenses, which would have the effect of lowering the Fund's expense ratio and increasing yield to investors during the time such amounts are waived or assumed. The Fund will not be required to pay the Advisor for any amounts voluntarily waived or assumed, nor will the Fund be required to reimburse the Advisor for any amounts waived or assumed during a prior fiscal year.

CUSTODIAN.  First Union National Bank, N.A., serves as Custodian for the Fund.

                               VALUING FUND SHARES

The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of business of the New York Stock Exchange (4:00 PM, Eastern Time) on each day the Exchange is open for business, and on any other day there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Directors of the Company.

                             HOW TO PURCHASE SHARES

Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $1000 for regular and $500 for IRA accounts and subsequent minimum investments of $100 for regular accounts and $50 for IRA accounts. Shares of the Fund are purchased at their public offering price, which is the net asset value per share next determined after the order is received, plus the initial sales charge. Shares of the Fund are subject to a maximum initial sales charge of 4.75%. This means that when you purchase your shares, not all of your money will be immediately invested in the Fund. Part of your purchase price will go to pay the sales charge. You will not pay a sales charge when you redeem your shares.

The sales charge you pay may be waived under certain circumstances (See "Policies Affecting Your Sales Charge" on pg. ___)

When opening an account, it is important that you provide the transfer agent with your correct taxpayer identification number (social security or employer identification number).

If you are investing in the Fund for the first time, you will need to set up an account. You may make a direct initial investment by completing and signing the investment application which accompanies this Prospectus and mailing it, together with a check or money order made payable to:

                      The Avalon Capital Appreciation Fund
                         c/o Declaration Service Company
                                  P.O. Box 844
                           Conshohocken, PA 19428-0844

BY MAIL: When making subsequent investments by mail, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above.

Note: Third party checks will not be accepted, and the Fund reserves the right to refuse second party checks.

BY WIRE: You may make your initial or subsequent investments in the Fund by wiring funds. To do so, call the Investor Services Department at 1-877-228-2566 for wiring instructions. There are no wire fees charged by the Fund for purchases of $10,000 or more. Your bank may also charge wire fees for this service. Money credited to the Fund's account by 4:00 PM (Eastern Time) will be applied to purchase shares on that day. (Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business)

BY AUTOMATIC INVESTMENT PLAN: Once your account is open, you may make investments automatically by completing the automatic investment plan form authorizing the Fund to draw on your bank account regularly by check for as little as $50 per month beginning within thirty (30) days after the account is opened. You should inquire at your bank whether it will honor debits made through the Automated Clearing House ("ACH") system. You may change the date or amount of your investment any time by written instruction received by the Fund at least five business days before the change is to become effective.

To assure proper receipt, please be sure your bank includes the Fund name and the Fund account number that has been assigned to you. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" department at the Fund address listed above, after completing your wire arrangement.

                     ADDITIONAL INFORMATION ABOUT PURCHASES

PURCHASE POLICIES. Investments must be received in the Transfer Agent's office on a business day before 4:00 PM Eastern Time to be credited to your account that day and to receive that day's share price. Otherwise, your investment will be credited to your account on the next business day and you will receive that day's share price.

The maximum single investment permitted is $1,000,000. Any individual order for more than $1,000,000 must be pre-approved by the Advisor prior to making the investment or it will be rejected.

The Transfer Agent and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the investor's bank. The Fund reserves the right to reject an investment for any reason.

POLICIES AFFECTING YOUR SALES CHARGE.  Sales charges do not apply to:

     o Current or retired board members, officers or employees of the Fund, the Company, the Distributor, Declaration, or their subsidiaries, spouses and unmarried children under 21.

     o Current or retired employees of the Advisor, their spouses and unmarried children under 21.

     o Shareholders who have at least $1 million invested in funds of the Company.

     o Purchases made with dividend or capital gain distributions from the load shares of another fund in the Avalon Fund of Ann Arbor, Inc.

     o Current employees, officers and directors of registered brokers, dealers, investment advisors and other companies that have in effect at the time of purchase a selling agreement with the Company for the distribution of Fund shares.

     o Purchases of Fund shares made with the proceeds of redemptions of shares of mutual funds not included in the Avalon Fund of Ann Arbor, Inc.

You may pay a reduced sales charge if you invest larger amounts of money. The following table sets out the sales charges that apply to different purchase amounts.

                           As a Percentage      As a Percentage       Reallowed
Amount of Purchase         of Offering Price    of Net Asset Value    to Dealers
------------------         -----------------    ------------------    ----------

Up to $100,000             4.75%                5.00%                 4.00%
$100,001 to $250,000       3.50%                3.63%                 3.00%
$250,001 to $500,000       2.60%                2.67%                 2.25%
$500,000 to $1 million     2.00%                2.04%                 1.75%
Over $1 million            0.00%                0.00%                 0.00%

From time to time, the Fund's principal underwriter may reallow up to 100% of the sales charge to participating brokers and dealers. Such reallowances may be based on attainment of certain sales levels. Dealers will be notified in advance concerning any additional reallowance program, as well as any conditions attaching thereto. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

You may purchase Class A shares at net asset value without the imposition of a sales charge if you purchase at least $1 million in shares, in the aggregate, within a thirteen month period. You must sign a letter of intent to accumulate purchases at the time of your initial purchase in order to avoid the sales charge. If you do not complete your accumulated purchase commitment within thirteen months, your shares will be charged the sales charge applicable to the actually invested amount.

                              HOW TO REDEEM SHARES

You may redeem any or all of your shares at will. The Fund redeems shares at the net asset value thereof next determined after it has received a redemption request; however the redemption proceeds will not be paid until such time as the redemption request is received in proper order. Redemption requests must be received prior to the time the net asset value per share is next determined (generally 4:00 PM Eastern Time on each day the New York Stock Exchange is open for trading) to obtain the date of receipt's net asset value.

BY MAIL: A written request for redemption in proper order must be sent to The Avalon Capital Appreciation Fund, c/o Declaration Service Company, P.O. Box 844, Conshohocken, PA 19428-0844. For express or registered mail, or for overnight delivery, your request should be addressed to Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428. "Proper Order" requires delivery to the Transfer Agent of:

(1) a written redemption request signed by each registered owner in the exact name(s) in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed;

(2) a signature guarantee when required ( see "Signature  Guarantee",  page __);
and

(3) such additional documents required to evidence the authority of the persons requesting redemption on behalf of corporations, or whether as executors, trustees and other fiduciaries. Redemption proceeds will not be paid until all documents, in satisfactory form have been received by the Transfer Agent. (see "Additional Information About Redemptions", page ___).

BY TELEPHONE: Redemptions may be made by telephone, provided you have completed the Telephone Redemption Authorization section of the purchase application. Upon proper authority and instructions, redemption proceeds may be wired to the bank account set forth on the account registration form. For amounts $5,000 or less, redemptions will be mailed to the address on the account registration form. There will be a charge for a bank wire. Neither the Fund nor the Transfer Agent will be responsible for acting upon instructions reasonably believed by them to be genuine. The Fund and/ or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine ( such as requiring some form of personal identification, providing written confirmations, and the tape recording of conversations). If the Fund or its Transfer Agent do not employ reasonable procedures, they may be liable for losses due to unauthorized or fraudulent transactions.

SPECIAL   REDEMPTION   ARRANGEMENTS.   Special   arrangements  may  be  made  by
institutional investors, or on behalf of accounts established by brokers, advisors, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Fund at 1-877-228-2566.

SIGNATURE GUARANTEE. A signature guarantee is required for all redemptions greater than $5,000 or where the redemption proceeds are to be paid to another person or sent to an address other than the one of record. A signature guarantee verifies the authenticity of your signature. The guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in the STAMP Program (Securities Transfer Agent Medallion Program). You may call the Transfer Agent at 1-877-228-2566 to determine whether the entity that will guarantee the signature is an eligible guarantor.

Redemption Proceeds May Be Sent To You:

BY MAIL: If your redemption check is to be mailed, it will usually be mailed to you within 48 hours of receipt of the redemption request. The Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed to you until the check has cleared, but not later than 15 days after the redemption order. You may avoid this inconvenience by investing by bank wire. Redemption checks may also be delayed if you have changed your address within the last 30 days. Please notify the Fund promptly, in writing, of any change of address.

BY WIRE: You may authorize the Fund to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption or have completed the banking information portion of the Telephone Redemption Authorization on the account registration form. Your redemption proceeds will usually be sent on the first business day following redemption. However, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the check has cleared, which may take up to seven days.

Additional Information about Redemptions

(1) The share redemption price may be more or less than your cost of the shares redeemed, depending on the per share net asset value next determined after your redemption request is received.

(2) A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and must state a reason for withdrawal, as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

(3) Excessive redemptions of Fund shares may have an adverse impact on effective portfolio management as well as upon Fund expenses. The Distributor determines, in its sole discretion, whether excessive redemptions are occurring. If the Distributor so determines, it may refuse to accept additional purchases from you, but will inform you at least two weeks in advance before refusing additional purchases. The Fund reserves the right to refuse additional investments from shareholders who engage in such transactions.

Account Closing Fee

In order to reduce Fund expenses, an account closing fee of $10 will be assessed against those shareholders who redeem all of the shares in their Fund account and direct redemption proceeds be directed to them by mail or wire. This charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount.

The purpose of this charge is to allocate to redeeming shareholders a more equitable portion of the Transfer Agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. When a shareholder closes an account, the Fund must continue to carry the account on its books, maintain the account records and complete year-end tax reporting. With no assets, the account cannot pay its own expenses and imposes an unfair burden on remaining shareholders.

SHAREHOLDER SERVICES

Declaration Service Company, P.O. Box 844, Conshohocken, PA 19428-0844, acts as transfer, shareholder servicing, and dividend paying agent for all Fund accounts. Simply write or call the Investor Information Department at 1-877-228-2566 for prompt service on any question about your account.

CONFIRMATION STATEMENTS. Shareholders normally will receive a confirmation statement after each transaction showing the activity in the account, and an annual statement showing all transactions for the calendar year just completed.

OTHER SERVICES. The Fund has available a number of plans and services to meet the special needs of certain investors. Plans available include, but are not limited to:

(1) payroll deduction plans, including military allotments;

(2) custodial accounts for minors;

(3) a flexible, systematic withdrawal plan: and

(4) various retirement plans such as IRA, 403(b)(7), and employer-adopted 401(k), defined benefit and defined contribution plans.

There is an annual charge for each retirement plan Fund account with respect to which a service provider acts as custodian. If this charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption, it will be deducted from the shareholder's account.

Application forms and brochures describing these plans and services can be obtained from the Transfer Agent by calling 1-877-228-2566.

                             DISTRIBUTIONS AND TAXES

As a shareholder, you are entitled to your share of the Fund's distributed net income and any gains realized on its investments. The Fund intends to distribute dividends and capital gain distributions so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with applicable provisions of the Code, the Fund will not be subject to Federal income tax on its net investment income and capital gain distributions that are distributed to shareholders.

The Fund is subject to a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Fund intends to make such distributions as may be necessary to avoid this excise tax.

Dividends and Capital Gain Distributions

The Fund's net investment income from dividends and interest is distributed to you at the end of the calendar year as dividends. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income.

The Fund realizes long-term capital gains whenever it sells securities held for more than 12 months for a higher price than it paid for them. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they are distributed, net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution (if your distributions are reinvested, the total value of your holdings will not change).

Reinvestments

Dividend  and  capital  gain  distributions  are  automatically   reinvested  in
additional shares of the Fund, unless you request the Fund in writing or by phone to pay dividends and distributions in cash.

The reinvestment price is the net asset value at the close of business on the day the distribution is paid. Your account statement will confirm the amount invested and the number of shares purchased.

If you choose cash dividends and distributions, you will receive only those declared after your request has been processed.

Taxes

Distributions are subject to federal income tax and may be subject to state and local taxes. Distributions are taxable in the year the Fund pays them, regardless of whether you receive them in cash or they are reinvested in additional shares.

Each January, you will receive a tax statement showing the kind and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

"Buying a dividend" creates a tax liability. "Buying a dividend" means buying shares shortly before a net investment income or a capital gain distribution is declared and paid on Fund shares. The amount of the distribution you receive is fully taxable to you even though such distribution is only a return of capital.

Redemptions may be subject to tax. If the redemption value of your Fund shares is greater than their cost, the difference is a capital gain. Your gain may be either short-term or long-term, depending on the length of time held and when they were purchased. Short-term and long-term gains normally are taxed at different rates.

Important: The foregoing tax information is a brief and selective summary of certain federal tax rules that may apply to the Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

The Advisor has entered into a Distribution Agreement on behalf of the Fund with Declaration Distributors, Inc. (the "Distributor"). The Distributor acts as the Fund's agent once the orders are received from investors. The Distributor's main office is located at 555 North Lane, Suite 6160, Conshohocken, PA 19428. For further information regarding the Distribution Agreement, see "Distribution Agreement" in the Statement of Additional Information.

                              PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution, or "12b-1 Plan" under which it may finance activities primarily intended to sell shares. Under the 12b-1 Plan, the Fund may pay a distribution fee at an annual rate of up to 0.25% of average daily net assets of the Fund to various persons for services primarily intended to sell shares, and a servicing fee of up to 0.75% of average daily net assets for providing certain shareholder services. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

                               GENERAL INFORMATION

The shares making up the Fund represent an interest in the Fund's assets only and in the event of liquidation, each share of the Fund would have the same rights to the distribution of assets as every other share of the Fund.

No annual or regular meeting of the shareholders is required; however the Directors may call meetings to take action on matters which require shareholder vote and other matters as to which the Directors determine a shareholder vote is necessary or desirable. Subject to Section 16(a) of the Investment Company Act of 1940, as amended, the Directors may elect their own successors and may appoint Directors to fill vacancies, including vacancies caused by an increase in the number of Directors by action of the Board of Directors.

As a shareholder, you have voting rights with respect to the management and operation of the Fund and its policies. You are entitled to one vote for each whole share, and fractional votes for fractional shares held. Shares of the Fund do not have cumulative voting rights. The Fund's shares are fully paid and non-assessable, have no pre-emptive or subscription rights, and are fully transferable, with no conversion rights.

Prior to the public offering made by this Prospectus, Robert E. Boone, IRA purchased for investment all of the outstanding shares of the Fund, and as a result, may be said to control the Fund.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND.

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION
         Included herein is the Statement of Additional Information for
                      The Avalon Capital Appreciation Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                       THE AVALON FUND OF ANN ARBOR, INC.

                      THE AVALON CAPITAL APPRECIATION FUND

                                  (THE "FUND")

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's prospectus dated October 6, 1998 (the "Prospectus") which may be obtained from Declaration Service Company ("DSC" or the "Administrator"), P.O. Box 844, Conshohocken, Pennsylvania 19428-0844.

The date of this Statement of Additional Information is October 6, 1998.


                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS


GENERAL INFORMATION..................................................

INVESTMENT OBJECTIVES AND POLICIES...................................
     Investment Restrictions.........................................

PORTFOLIO TURNOVER...................................................

PORTFOLIO TRANSACTIONS...............................................

MANAGEMENT OF THE FUND...............................................

PRINCIPAL HOLDERS OF SECURITIES......................................

ADVISORY AND ADMINISTRATION AGREEMENTS...............................

THE DISTRIBUTOR......................................................

ADDITIONAL INFORMATION ON REDEMPTIONS................................
     Suspension of Redemption Privileges.............................

CALCULATION OF PERFORMANCE DATA......................................

TAX STATUS...........................................................

CUSTODIAN............................................................

INDEPENDENT ACCOUNTANTS..............................................

FINANCIAL STATEMENTS.................................................

                               GENERAL INFORMATION

The Avalon Fund of Ann Arbor, Inc. (the "Company") is an open-end management investment company newly organized under the laws of Maryland. There presently is one series within the Company, The Avalon Capital Appreciation Fund, representing a separate diversified portfolio of securities, (referred to herein as the "Fund").

Assets (the "Assets") received by the Company from the issue or sale of shares of the Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Fund. The Assets which constitute the underlying assets of the Fund, must be segregated on the Company's books of accounts, and are to be charged with the expenses incurred by, and with respect to, the Fund. In the event additional funds are created, any general expenses of the Company, not readily identified as belonging to a particular fund, shall be allocated, at the direction of the Board of Directors (the "Directors"), among the then existing funds in such manner as the Directors deem fair and equitable.

Shares represent a proportionate interest in the Fund. All shares are entitled to such dividends and distributions out of the income belonging to the Fund, as are declared by the Directors. Upon liquidation of the Company, shareholders of the Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution. The Directors of the Company have authorized that Shares of each Fund may be offered in four classes:

(1) a No-Load Class wherein the Shares of the Fund are sold at their net asset value without sales charges or other transaction fees,
(2) an A Class wherein the Shares of the Fund are subject to an initial sales charge, and an additional 12b-1 fee.
(3) a B Class wherein the shares of the Fund are sold subject to a Contingent Deferred Sales Charge, and an additional 12b-1 fee, and
(4) a C Class, wherein the shares of the Fund are sold subject to an ongoing 12b-1 fee),

The Directors have adopted allocation plans regarding expenses specifically attributable to a particular class of shares. Subject to such an allocation, all shares are entitled to such dividends and distributions out of the income belonging to the Fund, as are declared by the Directors. Upon liquidation of the Company, shareholders of the Fund are entitled to share pro rata, adjusted for expenses attributable to a particular class of shares, in the net assets belonging to the Fund available for distribution.

As described in the Section titled, "General Information" in the Prospectus, no annual or regular meeting of shareholders is required; however, the Directors may call meetings to take action on matters which require a shareholder vote and other matters where the Directors determine a shareholder vote is necessary or desirable.

Whether appointed by prior Directors or elected by shareholders, an "Independent" Director serves as Director of the Trust for a period of three years. However, the Directors' terms are staggered so that the terms of at least 25% of the Board of Directors will expire every three years. Directors who are not "interested persons" will stand for election in 2001. A Director whose term is expiring may be re-elected. Thus, shareholder meetings will ordinarily be held only once every three years unless otherwise required by the Investment Company Act of 1940 (the "1940 Act").

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares).

Shares have no cumulative voting rights. Accordingly, in situations where the shareholders elect Directors, Shareholders representing more than 50% of the Shares can elect 100% of the Company's Directors, and Shareholders representing less than 50% of the Shares will not be able to elect any person as a Director.

Shares  have  no  preemptive  rights  or  subscription   rights  and  are  fully
transferable. There are no conversion rights.

Under Maryland law, the shareholders of the Company could, under certain circumstances, be held personally liable for the obligations of the Company. However, the Articles of Incorporation of the Company disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or the Directors. The Articles of Incorporation of the Company provides for indemnification out of the Company's property for all losses and expenses of any shareholder held personally liable for the obligations of the Company. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Company itself would be unable to meet its obligations.

                       INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Funds' investment objectives and policies in the Funds' Prospectus.

Investment Restrictions

The following investment restrictions are considered to be fundamental policies of the Company and may not be changed without first obtaining the affirmative vote of a majority of the outstanding voting securities of the Fund, which, as used herein, means the lesser of: (1) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1)  Issue senior securities.

(2) Borrow money, except that the Fund may borrow an amount representing not greater than 5% of the total assets of the Fund from banks as a temporary measure for emergency purposes.

(3)  Underwrite the securities of other issuers.

(4) Purchase or sell real property, including limited partnership interests; provided, however, that the Fund may purchase readily marketable interests in real estate investment trusts or readily marketable securities of companies, which invest in real estate.

(5) Engage in the purchase or sale of commodities or commodity contracts; except that, in connection with the purchase of futures contracts or options on futures contracts, the Fund may invest not more than 2.5% of the Fund's assets as initial margin deposits or premiums for futures contracts. Further, the Fund may enter into futures contracts and option transactions, but only to the extent that obligations under such contracts or transactions represent not more than 100% of the Fund's assets.

(6) Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets and except that the Fund may engage in repurchase agreements and may lend portfolio securities with an aggregate market value of not more than 33 1/3% of the Fund's total net assets. (Accounts receivable for shares purchased by telephone shall not be deemed loans.)

(7) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, except that this restriction does not apply to debt obligations of the United States Government which are protected by the full faith and credit of the United States Government.

(8) Enter into short sales; provided however, that the Fund can enter into short sales to the extent that the fair market value of such transactions does not exceed 25% of the net assets of the Fund, and further provided that the Fund segregate assets as described below, and only enter into such transactions with parties from whom it has arranged a simultaneous borrowing arrangement.

(9) (a) Invest more than 25% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or

     (b)  acquire more than 10% of the voting securities of any one issuer.

The following investment restrictions are not considered to be fundamental policies of the Company and may be changed by the Board of Directors without a shareholder vote.

 The Fund may not:

(10) Invest in warrants to purchase common stock.

(11) Invest in companies for the purpose of exercising control or management

(12) Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

(13) Participate on a joint or joint and several basis in any trading account.

(14) Invest in any foreign securities.

(15) Invest more than 10% of its total net assets in illiquid securities.

(16) Invest in oil, gas or other mineral leases.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of fund securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.

The following discussion of the investment objectives, policies and risks associated with the Fund supplements the discussion in the prospectus.

USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts and options may be used for several reasons: to hedge securities held to effectively reduce the average weighted maturity; to maintain cash reserves while remaining fully invested; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. No Fund may use futures contracts or options transactions to leverage assets.

The Fund may purchase or sell options on individual securities, and may enter into trading in options on futures contracts, may purchase put or call options on futures contracts, and may sell such options in closing transactions.

An option will not be purchased for a Fund if, as a result, the aggregate initial margins and the premiums paid for all options and futures contracts that a Fund owns would exceed 2.5% of its net assets at the time of such purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity
Exchange Act by the Commodity Futures Trading Commission ("CFTC"), an U.S. Government Agency.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchanges and may be changed. Brokers may require margin deposits, which are higher than the exchange minimums. Futures contracts are customarily purchased and sold requiring initial margin deposits ranging upward from as little as 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, then to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts for hedging purposes.

Regulations of the CFTC, as applicable to the Fund, require that all of its futures transactions constitute bona fide hedging transactions. A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, it is expected that approximately 75% of its futures contract purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs usually are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Restrictions on the Use of Futures Contracts

A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts and premiums paid for all options and futures contracts exceed 2.5% of its net assets at the time of the transaction. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 100% of the Fund's total assets.

Risk Factors in Futures Transactions

Positions in futures contracts may be undertaken only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities positions.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts pursuant to varying investment strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Fund engages in futures transactions solely for hedging purposes, the Funds' Investment Advisor does not believe that the Fund is subject to the risks of loss frequently associated with leveraged futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Federal Tax Treatment of Futures Contracts

Except for transactions a Fund has identified as hedging transactions, the Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

For a Fund to qualify each year for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for the taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or other income derived with respect to the Fund's business of investment in securities or currencies.

The Fund will distribute to shareholders annually any net capital gains, which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year), on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

Segregated Assets and Covered Positions

When purchasing futures contracts or purchasing securities on a when-issued or delayed delivery basis, the Funds will restrict and segregate cash, which may be invested in repurchase obligations or liquid securities. Whenever the Fund purchases a stock index futures contract, the amount of cash or liquid securities to be restricted and segregated, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was initially established. When purchasing securities on a when-issued or delayed delivery basis, the amount of restricted cash or liquid securities will be at least equal to the Fund's when-issued or delayed delivery commitments.

The restricted cash or liquid securities will either be identified as being restricted in the Fund's accounting records or physically segregated in a separate account at the Company's custodian. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair market value on a daily basis. If the fair market value of such securities declines, additional cash or liquid securities will be restricted on a daily basis, so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, always equals the amount of such commitments by the Fund.

Fund assets need not be segregated if the Fund "covers" the futures contract or call option sold. For example, the Fund could cover a futures or forward contract which it has sold short by owning the securities or currency underlying the contract. The Fund may also cover this position by holding a call option permitting the Fund to purchase the same futures or forward contract at a price no higher than the price at which the sell position was established.

A Fund could cover a call option it has sold by holding the same security underlying the call option. A Fund may also cover by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the Fund. The Fund could cover a call option it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The Fund could also cover a call option it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

                               PORTFOLIO TURNOVER

The Fund's Investment Advisor buys and sells securities for the Fund to accomplish its investment objectives. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating market environments. The Fund's investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity.

A change in the securities held by a fund is known as "portfolio turnover." Anticipated portfolio turnover rates are set forth in the "INVESTMENT OBJECTIVES AND POLICIES" portion of the prospectus. High portfolio turnover in any given year indicates a substantial amount of short-term trading, which is likely to result in payment by the Fund from capital of above-average amounts of markups to dealers and could result in the payment by shareholders of above-average amounts of taxes on realized investment gain. Any short-term gain realized on securities will be taxed to shareholders as ordinary income. See "Tax Status."

                             PORTFOLIO TRANSACTIONS

Applicable law requires that the Advisor, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security and the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis). When transactions are executed in the over-the-counter market, the Fund intends primarily to deal with primary market makers. However, the services of other brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the Fund usually are placed with those dealers from whom it appears the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

                             MANAGEMENT OF THE FUND

The Directors and Officers of the Company, and their principal occupations during the past five years are set forth below, along with their business address, 1350 Highland Drive, Suite A, Ann Arbor, MI, 48108.

Name, Address           Position(s) Held        Principal Occupation(s)
& Age                   With Registrant         During Last 5 Years
--------------------------------------------------------------------------------

Robert E. Boone*        President, Director     Questar Capital Corp., 7/97 to
(65)                                            Present. Partner Investment
                                                Advisors. Mariner Financial
                                                Services, 1980-1994. Partner
                                                Broker/dealer - Financial
                                                Services. 37-year career as
                                                representative and principal
                                                engaged in selling securities
                                                and insurance products. BS
                                                Degree, Bowling Green State
                                                University

John H. Gakenheimer*    Director,               Questar Capital Corp., Vice
Vice President                                  President. Financial Planning
(43)                                            Services. 7/97 to Present.
                                                Twenty-First Century Advisors,
                                                L.L.C., co-founder. 1996 -
                                                present. Investment advisors
                                                to hedge funds. Money Concepts
                                                Financial Planning Center.
                                                President. Financial Planning
                                                services. 1982-1996. Certified
                                                Financial Planner, Registered
                                                Options Principal, Registered
                                                Investment Advisor, BA Degree,
                                                Loyola College.

Richard G. Gerepka*                             Questar Capital Corp., Branch
(37)                                            Manager. 7/97 to Present.
                                                American Express Financial
                                                Advisors, 1990 to 1997.
                                                Registered representative and
                                                financial planner. Certified
                                                Financial Planner, Registered
                                                Principal, BS Degree, New York
                                                University.

George A. Van Neal                              SpecCon, Owner - Construction
(64)                                            consultants. 1990 to present.
                                                Richard Trott and Partners
                                                Architects, Columbus, Ohio.
                                                Principal/ Director of Technical
                                                Services. 1987 - 1990. Frequent
                                                Lecturer and speaker
                                                Distinguished architectural and
                                                teaching career spanning 38
                                                years. Registered professional
                                                Architect, Certified
                                                Construction Specifier, Fellow,
                                                Construction Specifications
                                                Institute. BA degree in
                                                Architecture, Ohio State
                                                University, 1961.

Frederick H. Hoops                              Hoops, Hoops, & Hoops, P.L.C.,
(33)                                            Farmington, Michigan. Attorney &
                                                Counselor at Law. 1994 to
                                                present. Bachelor of Music
                                                Degree, University of Michigan,
                                                1988, Juris Doctor degree,
                                                University of Miami School of
                                                Law, 1993. L.L.M. in Estate
                                                Planning, University of Miami
                                                School of Law, 1994.

* Denotes an "interested person" as defined in the Investment Company Act of 1940.

COMPENSATION OF DIRECTORS & OFFICERS

                                               Pension or
                                               Retirement        Estimated         Total
                                               Benefits          Annual            Compensation
Name of                    Aggregate           Accrued as        Benefits          From Registrant
Person,                    Compensation        Part of Fund      Upon              and Fund paid
Position                   from Registrant     Expenses          Retirement        To Directors
--------                   ---------------     --------          ----------        ------------
Robert Boone               $0.00               $0.00             $0.00             $0.00
President

John Gakenheimer           $0.00               $0.00             $0.00             $0.00
Director

Richard G. Gerepka         $0.00               $0.00             $0.00             $0.00
Director

George A. VanNeal          $0.00               $0.00             $0.00             $0.00
Director

Frederick H. Hoops         $0.00               $0.00             $0.00             $0.00
Director

                         PRINCIPAL HOLDERS OF SECURITIES

Other than indicated below, as of September 15, 1998, the Officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of the Fund. The Company is aware of the following persons who owned of record, or beneficially, more than 5% of the outstanding shares of the Fund at September 1, 1998:

None

Prior to the effective date of the Fund's Registration Statement, Mr. Robert E. Boone, IRA purchased substantially all of the outstanding shares of the Fund, and is therefore deemed to then control the Fund.

                     ADVISORY AND ADMINISTRATION AGREEMENTS

Reference is made to "Management of the Fund" in the Prospectus per certain information concerning the Management and Advisory arrangements of the Fund.

ADVISORY AND OPERATIONAL SERVICE AGREEMENTS. Questar Capital Corporation (the "Advisor") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition to the Advisory Agreement, the Advisor has entered into an Operating Service Agreement (the "Services Agreement") with the Fund to provide, or make arrangements for the provision of virtually all day-to-day operational services to the Fund.

Questar Capital Corporation, an investment advisory firm registered with the Securities Exchange Commission and the State of Michigan, and organized under the laws of the state of Michigan (the "Advisor"), pursuant to an Advisory Agreement with the Company dated July 15, 1998, provides investment advisory and management services to the Company. The Advisor will compensate all personnel, officers and Directors of the Company if such persons are employees of the Advisor or its affiliates. The Company pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

As explained in the Prospectus, the terms of the Advisory Agreement and the Services Agreement empower the Adviser, subject to the Board of Directors of the Fund, to manage the Fund's assets and provide or arrange for the provision of operational and other administrative services for the day-to-day operations of the Fund. The combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the total expenses of the Fund excepting brokerage, interest, taxes, litigation, and other extraordinary expenses, at an annual rate of 2.95% of the daily net asset value of the Fund.

The Adviser has entered into Agreements with third party providers to provide, among other services, accounting, administrative, dividend disbursing, transfer agent, registrar, custodial, distribution, shareholder reporting, sub-accounting and recordkeeping services to the Fund.

DURATION AND TERMINATION. Unless earlier terminated as described above, the Advisory Agreement will remain in effect until July 15, 2000, and thereafter from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund; and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act of 1940) of any such party. Such contract terminates automatically upon assignment and may be terminated without penalty on 60 day written notice at the option of either party thereto or by the vote of the Shareholders of the Fund.

                                 THE DISTRIBUTOR

Reference is made to "The Distributor" and "Plan of Distribution" in the Prospectus. Set forth below is further information about the Distributor and the Distribution Agreement.

The Adviser has entered into a Distribution Agreement on the Fund's behalf with Declaration Distributors, Inc. (the "Distributor"). Under the Agreement, the Distributor will provide distribution and distribution services to the Fund in exchange for a fee to be paid by the Adviser and reimbursement by the Adviser of the Distributor's out of pocket expenses incurred in connection with the provision of the foregoing.

The Distribution Agreement has an initial term of two years and will remain in effect from year to year thereafter, but only so long as such continuance is approved at least annually by a vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund and of the Directors who, except for their positions as Directors, are not "interested persons" of the Fund (as defined in the Investment Company Act). In addition, in the Distribution Agreement, either party may terminate the Distribution
Agreement upon 60 days written notice to the other party. The Distribution Agreement terminates automatically if "assigned" (as defined in the Investment Company Act). The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described under "Management of the Fund Management Arrangements."

PLAN OF DISTRIBUTION: The Fund has adopted a Plan of Distribution, or "12b-1 Plan" under which it may finance activities primarily intended to sell shares. Under the 12b-1 Plan, the Fund may pay a distribution fee at an annual rate of up to 0.25% of average daily net assets of the Fund to various persons for services primarily intended to sell shares, and a fee of up to 0.75% of average net assets to various persons for providing certain shareholder services. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.


                      ADDITIONAL INFORMATION ON REDEMPTIONS

Suspension of Redemption Privileges:

The Company may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period (1) when the securities markets are closed, other than customary weekend and holiday closings, or trading on an exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or not reasonably practicable to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

                         CALCULATION OF PERFORMANCE DATA

Total Return

The Fund may advertise its performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                   n
                           P(1 + T)  = ERV

           Where:   P =   a hypothetical initial payment of $1,000
                    T =   average annual total return
                    N =   number of years (exponential number)
                  ERV =   ending  redeemable  value  of  a  hypothetical  $1,000
                          payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period;

The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Yield

A Fund may also advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

                                                 6
                           YIELD = 2 [(A - B + 1)  - 1]
                                       -----
                                         CD

           Where:   A =  dividends and interest earned during the period
                    B =  expenses accrued for the period (net of reimbursement)
                    C =  the average daily number of shares outstanding during the period that were entitled to receive dividends
                    D =  the maximum offering price per share on the last day of the period

Nonstandardized Total Return

A Fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that the "Total Return" results are not annualized.

                                   TAX STATUS

Taxation of the Funds -- In General

As stated in its prospectus, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will not be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test).

The Fund intends to pay dividends at proper times and in amounts sufficient to avoid any income or excise taxes.

All Shareholders will be notified annually regarding the tax status of distributions received from the Fund.

Taxation of the Shareholder

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the dividends during the following January. Since some of the net investment income of the Fund is expected to arise from dividends on domestic common or preferred stock, some of the Funds' distributions may qualify for the 70% corporate dividends-received deduction.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of the Fund should be aware that a redemption of shares (including any exchange into another Portfolio) is a taxable event and, accordingly, a capital gain or loss may be recognized. If the shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than twelve months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long term capital gain recognized.

Other Tax Considerations

Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by the Fund to the extent such distributions are derived from interest on direct obligations of the United States Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.

                                    CUSTODIAN

First Union National Bank, N.A. has agreed to act as custodian for the Company.

                             INDEPENDENT ACCOUNTANTS

McCurdy & Company, Cincinnati, Ohio, are the independent accountants for the Company.

                                AUDITORS' REPORT


                       STATEMENT OF ASSETS AND LIABILITIES